UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2004

Roxio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Roxio, Inc.
455 El Camino Real
Santa Clara, CA 95050
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On September 20, 2004, Roxio, Inc. issued a press release containing information about Roxio's estimated revenues and consolidated earnings for both the consumer software and Napster divisions for the second fiscal quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

99.1 Press Release dated September 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2004

Roxio, Inc. (Registrant)

By:	/s/ William E. Growney, Jr.
Name: William E. Growney, Jr.
Title: Secretary

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EXHIBIT INDEX

Exhibit  No.        Description of Exhibit

99.1	Press Release issued by Roxio, Inc. on September 20, 2004.

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